SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 Form 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported):    January 18, 1996
                                                    -----------------------


                         Micron Technology, Inc.
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           (Exact Name of Registrant as Specified in its Charter)






      Delaware                  1-10658                    75-1618004
  ------------------       ----------------           ---------------------
   (State or other           (Commission                (I.R.S. Employer
   jurisdiction of           File Number)               Identification No.)
    incorporation)



   8000 South Federal Way, P.O. Box 6, Boise, Idaho             83707-0006
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   (Address of Principal Executive Offices)                     (Zip Code)




  Registrant's telephone number, including area code        (208) 368-4000
                                                     ----------------------



                                  N/A
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        (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

     See following press release, dated January 18, 1996, announcing certain changes in the directors and officers of the Company.

FOR IMMEDIATE RELEASE

Contact:  Kipp Bedard
       	  Micron Technology, Inc.
       	  (208) 368-4400
	  Web site URL<http://www.micron.com>
	  Fax-on-demand:  800-239-0337


		     MICRON TECHNOLOGY, INC., ANNOUNCES
		       RESIGNATION OF STEVE APPLETON

     Boise, Idaho, January 18, 1996 -- Micron Technology, Inc., today announced the resignation of Steve Appleton as Chairman of the Board, Director, Chief Executive Officer and President. The Company indicated that Mr. Appleton resigned for personal reasons effective immediately.
Mr. Appleton will continue to serve in a consulting capacity for approximately nine months. The Company also announced Mr. Appleton's resignation as a Director of Micron Electronics, Inc.

     The Company announced that Tyler Lowrey, presently serving as Vice Chairman of the Board and Chief Technical Officer, was elected Chairman of the Board and Chief Executive Officer. Ed Heitzeberg, presently serving as Vice President, DRAM Design and Product Engineering, was elected to the Company's Board of Directors.

     The Company also announced the creation of three senior management positions: Senior Vice President of Boise Operations and Chief Operating Officer; Senior Vice President of Finance and Administration; Senior Vice President of Legal Affairs. Ed Heitzeberg was elected to the position of Senior Vice President of Boise Operations and Chief Operating Officer. Bill Stover, presently serving as Vice President, Finance, Chief Financial Officer and Corporate Secretary, was elected to the position of Senior Vice President of Finance and Administration. He will also continue in his position as Chief Financial Officer. Bryan Farney, presently serving as Vice President, Legal Affairs, and General Counsel, was elected to the position of Senior Vice President of Legal Affairs. He will continue to serve as General Counsel.
In addition, Mr. Farney was also elected to the position of Corporate Secretary.

     Micron Technology, Inc., and its subsidiaries manufacture and market DRAMs, very fast SRAMs, other semiconductor components, board-level products, and personal computer systems. Micron's common stock is traded on the New York Stock Exchange (NYSE) under the symbol MU.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Micron Technology, Inc.
                                        ---------------------------------
                                                (Registrant)




January 25, 1996                        By /s/ Wilbur G. Stover, Jr.
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                                        Senior Vice President of Finance
                                        and Administration and Chief
                                        Financial Officer